SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Section 240.14a-11(c)
or Section 240.14a-12

	Smith Barney Equity Funds
	Smith Barney Funds, Inc.
	Smith Barney Income Funds
	Smith Barney Money Funds, Inc.
	Smith Barney Muni Funds,
	Smith Barney Municipal Money Market Fund, Inc.
	Smith Barney Variable Funds
	Smith Barney Small Cap Blend Fund, Inc.
	(Name of Registrants as Specified In Its Charter)


	MARC A. SCHUMAN

	(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	No Fee Required
[   ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction
applies:

2)	Aggregate number of securities to which transaction
applies:

3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:


Set forth the amount on which the filing fee is calculated and state how it was determined.


[   ]	Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Dear Fellow Shareholder:

  As an investor in the Smith Barney Mutual Fund family, you are cordially invited to attend a special shareholder meeting(s) to be held at the time and place specified in the attached Notice of Special Meeting. Shareholder meetings are held by mutual fund companies periodically as issues arise requiring shareholder approval. These meetings are being held to elect Board Members due to attrition in the number of Board Members of the relevant Funds.

  Enclosed for your review is a joint proxy statement that describes the proposal that will be submitted to shareholders at the meeting. Because many of our shareholders own shares of more than one Smith Barney Mutual Fund, a joint proxy statement is being sent to you to reduce the preparation, printing, handling and postage expenses that would be incurred if we sent out separate proxy statements for each Fund.

  Proposal One asks that you elect the Board of Directors or Trustees of each Fund. The pages following Proposal One provide a brief description of each nominee's background and current status, if any, with Smith Barney Mutual Funds.

  The Board of each Fund recommends that you vote "FOR" the election of each of the nominees to the Board.

YOUR VOTE IS IMPORTANT!

  We ask that you review the attached proxy statement carefully. If you do not plan to attend the meeting, we ask that you complete, sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope. Thank you in advance for your attention and vote with regard to this important proposal.

Sincerely,


Heath B. McLendon
Chairman

                 Smith Barney Municipal Money Market Fund, Inc.
                    Smith Barney Small Cap Blend Fund, Inc.
                      Smith Barney Variable Account Funds
                         Smith Barney Money Funds, Inc.
                           Smith Barney Equity Funds
                           Smith Barney Income Funds
                            Smith Barney Muni Funds
                            Smith Barney Funds, Inc.

                              388 Greenwich Street
                            New York, New York 10013

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                            ----------------------

                    To Be Held on April 19 and May 12, 1999

                            ----------------------

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of each of the registered investment companies listed above (each a "Fund," and collectively, the "Funds"), will be held on the dates and at the times and location specified below (the "Special Meetings").

  For the following Funds, the Special Meeting will be held in Conference Room 22B at 388 Greenwich Street, New York, New York on April 19, 1999 at the following times:

   Smith Barney Equity Funds.........................................  9:00 a.m.
   Smith Barney Income Funds.........................................  9:30 a.m.
   Smith Barney Muni Funds........................................... 10:00 a.m.
   Smith Barney Variable Account Funds............................... 10:30 a.m.

  For the following Funds, the Special Meeting will be held in Conference Room 22B at 388 Greenwich Street, New York, New York on May 12, 1999 at the following times:

   Smith Barney Funds, Inc...........................................  9:00 a.m.
   Smith Barney Money Funds, Inc.....................................  9:30 a.m.
   Smith Barney Municipal Money Market Fund, Inc..................... 10:00 a.m.
   Smith Barney Small Cap Blend Fund, Inc............................ 10:30 a.m.

  The Special Meetings are being held for the following purposes:

    1. To elect Directors or Trustees of each Fund (Proposal 1).

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The close of business on February 24, 1999 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Fund's Special Meeting and any adjournment thereof.

                                 By Order of the Board of Directors or
                                   Trustees,

                                 Christina T. Sydor, Secretary

February 26, 1999

                            ----------------------

  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

    3. All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

      Registration                                          Valid Signature
      ------------                                          ---------------
 Corporate Accounts
  (1) ABC Corp............................................  ABC Corp.
  (2) ABC Corp............................................  John Doe, Treasurer
  (3) ABC Corp.
      c/o John Doe, Treasurer.............................  John Doe
  (4) ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee
 Trust Accounts
  (1) ABC Trust...........................................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee
      u/t/d 12/28/78......................................  Jane B. Doe
 Custodial or Estate Accounts
  (1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA.......................  John B. Smith
  (2) Estate of John B. Smith.............................  John B. Smith Jr.,
                                                            Executor

                 Smith Barney Municipal Money Market Fund, Inc.
                    Smith Barney Small Cap Blend Fund, Inc.
                      Smith Barney Variable Account Funds
                         Smith Barney Money Funds, Inc.
                           Smith Barney Equity Funds
                           Smith Barney Income Funds
                            Smith Barney Funds, Inc.
                            Smith Barney Muni Funds

                              388 Greenwich Street
                            New York, New York 10013

                        SPECIAL MEETINGS OF SHAREHOLDERS

                            ----------------------

                    To Be Held on April 19 and May 12, 1999

                            ----------------------

                             JOINT PROXY STATEMENT

                                 INTRODUCTION

  This document is a joint proxy statement for the registered investment companies listed above (each a "Fund" and, collectively, the "Funds*"). This joint proxy statement is being furnished to the shareholders of the Funds in connection with the solicitation of proxies by each respective Fund's Board of Directors or Trustees (each a "Board" and, collectively, the "Boards") to be used at a special meetings of shareholders to be held on the dates specified in the Notice of Special Meetings of Shareholders accompanying this joint proxy statement or any adjournment or adjournments thereof (the "Meeting"). This joint proxy statement and accompanying proxy card(s) will first be mailed to shareholders on or about March 3, 1999. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Funds; Salomon Smith Barney Inc. ("Salomon Smith Barney") and PFS Distributors, Inc., dealers of shares of the Funds; SSBC Fund Management Inc. ("SSBC" or the "Manager") (formerly known as Mutual Management Corp.), the investment adviser of each Fund except Smith Barney Small Cap Blend Fund, Inc. (for which the investment adviser is Travelers Investment Management Company) and/or First Data Investor Services Group, Inc. ("First Data"), transfer agent of each Fund. Such representatives and employees will not receive additional compensation for solicitation activities. Salomon Smith Barney has retained the services of First Data to assist in the solicitation of proxies. The aggregate cost of solicitation of the shareholders of all of the Funds is expected to be approximately $4.3 million. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this joint proxy statement and its enclosures will be borne by the Funds, with the Funds' cost being allocated based in part on a Fund's assets and in part on its number of shareholders. The Funds also will reimburse expenses of forwarding solicitation materials to beneficial owners of shares of the Funds.

  If the Funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

  Each share is entitled to one vote and any fractional share is entitled to a fractional vote. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted FOR the election of the
-----------
* Some Funds are entities composed of one or more separate series funds, each of which is referred to herein as a "Series".

nominees for Directors or Trustees ("Board Members"). Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

  In the event that a quorum is not present at the Meeting the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote "Against" the item, in which case such shares will be voted against the proposed adjournment with respect to that item.

  There is only one proposal in this proxy statement, and the Funds do not anticipate that any other proposals will be presented. However, should additional proposals be properly presented, a shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received for approval.

  Under the master trust agreement, charter or by-laws, as applicable, of each Fund (other than Smith Barney Muni Funds and Smith Barney Small Cap Blend Fund, Inc.) a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at the Meeting. Under the by-laws of Smith Barney Muni Funds and Smith Barney Small Cap Blend Fund, Inc., a quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of that Fund entitled to vote at the Meeting.

  The Boards of the respective Funds have fixed the close of business on February 24, 1999 as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting. At the close of business on January 21, 1999, the following number of shares of each Fund were issued and outstanding:

Fund                                                                Shares
----                                                          ------------------
Smith Barney Equity Funds....................................     48,404,895.443
Smith Barney Funds, Inc......................................    121,304,621.866
Smith Barney Income Funds....................................    961,124,261.088
Smith Barney Money Funds, Inc................................ 50,055,603,523.300
Smith Barney Muni Funds......................................  3,655,373,414.584
Smith Barney Municipal Money Market Fund, Inc................  7,342,738,314.930
Smith Barney Small Cap Blend Fund, Inc.......................     21,027,921.918
Smith Barney Variable Account Funds..........................      1,082,162.923

  As of January 21, 1999, to the best knowledge of the Boards and the Funds, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record more than 5% of the outstanding shares of any Fund, or any Series of a Fund, except as set forth in Annex I hereto. As of January 21, the officers and Board Members of each Fund beneficially owned less than 1% of the shares of each Fund. John Toolan owned 185,665.72 shares representing 1.084% of the Florida Portfolio, which is a Series of Smith Barney Muni Funds.

  This joint proxy statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because some shareholders own shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement.

  Although the same persons are nominated for election to all of the Boards of the respective Funds, each Fund will hold its own Meeting to elect directors or trustees and shareholders of each Fund will vote separately. Shareholders of each Fund will vote together as a single class of shareholders on Proposal 1 if the Fund has multiple Series outstanding. Separate proxy cards are enclosed for each Fund in respect of which a single investor may be a shareholder. Thus, if a nominee is elected by shareholders of one Fund and not by shareholders of other Funds, the proposal will be implemented for one Fund but not the other. It is therefore important that shareholders of more than one Fund complete, date and sign each enclosed proxy card.

  For Proposal 1, except in the case of Smith Barney Variable Account Funds, the election of each nominee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy (a "Plurality Vote"). For Smith Barney Variable Account Funds, the election of each nominee requires the affirmative vote of a majority of shares voted on Proposal 1 (a "Majority Vote"). Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes have no impact on Proposal 1.

  With respect to Smith Barney Variable Account Funds (the "Insurance Funds"), all of the outstanding shares are sold exclusively to, and held of record by, certain insurance company separate accounts (the "Insurance Cos."), for the benefit of owners of contracts providing for participation in the accounts ("Contract Owners"). With respect to the Meeting, Contract Owners have the right to instruct the Insurance Cos. how to vote shares attributable to the value of their contracts allocated to the Insurance Funds, through the accounts, on any matter affecting the Insurance Funds. Each share is entitled to one vote, and any fractional share is entitled to a fractional vote. Each Contract Owner has the right to direct the votes of that number of shares of an Insurance Fund determined by multiplying the total number of shares of such Insurance Fund outstanding by a fraction, the numerator of which is the number of units held by such Contract Owner in such Insurance Fund and the denominator of which is the total number of units of the Insurance Fund outstanding on its Record Date. Units reflect the Contract Owner's ownership in the accounts, while shares reflect the Insurance Cos.' ownership in the Insurance Funds. The value of units is based on the net asset value of the underlying portfolio adjusted for separate account fees. If proper instructions are not received from a Contract Owner, the shares with respect to which the Contract Owner has the right to direct votes will be voted by the Insurance Cos. in the same ratio as those shares for which proper instructions were received from other Contract Owners. In addition, the Insurance Cos. will vote the shares for which they have voting rights in the same proportion as the votes for which they have received proper instructions.

PROPOSAL 1:

TO ELECT DIRECTORS OR TRUSTEES OF EACH FUND

  The first proposal to be considered at the Meeting is the election of Board Members of the Funds. Certain of the nominees are currently serving as a director or trustee of the Board to which he or she is nominated and each of the nominees other than Jane Dasher currently serves as a Board Member of more than one fund that is part of the Smith Barney Mutual Fund family. Each nominee has consented to serve as a Board member if elected at the Meeting. If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

  Over the past few years, a significant amount of attrition occurred in the size of each Board due to the death of certain Board Members and the election by certain Board Members of emeritus status under each Fund's emeritus program. Therefore, the Board Members considered the appropriateness of increasing the size of each Board to previous levels. At a meeting held on December 4, 1998, the Board Members of each Fund unanimously approved the election of each nominee based on the recommendation of the Board Members who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Funds ("Independent Board Members").

  If elected, the Board Members will hold office without limit in time, subject to the emeritus program* of the Funds, and except that any Board Member may resign, and any Board Member may be removed at any meeting of shareholders called for that purpose by at least a majority of the votes entitled to be cast for the election of Board Members. In case a vacancy shall exist for any reason, the remaining Board members may fill the vacancy by appointing another Board member. If at any time less than a majority of the Board members holding office have been elected by shareholders, the Board members then in office will call a shareholders meeting for the purpose of electing Board members.

  Each Board has an Audit Committee consisting of all the Independent Board Members. The Audit Committee reviews the scope and results of a Fund's annual audit with the Fund's independent accountants and recommends the engagement of accountants. With respect to the selection and nomination of candidates to serve as Independent Board Members from time to time, the then-current Independent Board Members act as a Nominating Committee, and in their discretion, may coordinate with Board Members who are "interested persons" in the selection and election of Fund officers and may consider nominees recommended by shareholders to serve as directors or trustees. Exhibit A hereto sets forth certain information regarding compensation paid to each of the Board members and the number of Board Meetings and Audit and Nominating Committee Meetings each Fund has held in the calendar year ended December 31, 1998. The executive officers of each Fund are set forth in Exhibits B and C hereto. Each officer of a Fund will serve at the discretion of the Board.


-----------
* Each Fund has adopted an Emeritus Program for independent Board members, pursuant to which each Fund's Board and the management of that Fund can continue to benefit from the experience of long-time Board members who have resigned form the board. Pursuant to this Program, new board members may elect to provide services as an emeritus director at age 72 and, pursuant to resolutions adopted by certain Funds, must elect such status, including the nominees if elected, at age 80. Service as an emeritus director is limited to 10 years. Each emeritus director agrees to be available for consultation with the Board and management of the Fund and may attend Board meetings.

  Set forth in the following tables are the nominees for election as Board Member of each Fund, together with certain other information. "Interested persons" of a Fund, as defined under the Investment Company Act of 1940, by virtue of their positions as officer of a Fund, or an officer or director of SSBC or TIMCO, or one of their affiliates, are marked by an asterisk. Other directorships include directorships, general partnerships or trusteeships of companies that are required to report to the Securities and Exchange Commission (the "SEC"), other than registered investment companies. For purposes of this Proxy Statement, the address of each Board Member is P.O. Box 5128, Westborough, MA, 01581-5128.

                    NOMINEES FOR ELECTION TO THE BOARDS OF

                           Smith Barney Funds, Inc.
                           Smith Barney Equity Funds
                           Smith Barney Income Funds
                        Smith Barney Money Funds, Inc.
                            Smith Barney Muni Funds
                Smith Barney Municipal Money Market Fund, Inc.
                    Smith Barney Small Cap Blend Fund, Inc.
                      Smith Barney Variable Account Funds

 Name, Age, Principal Occupation and Other
 Directorships During the Past Five Years
 -----------------------------------------
 Lee Abraham, age 71
  Retired; formerly Chairman and Chief Executive
   Officer of Associated Merchandising Corporation, a
   major retail merchandising and sourcing
   organization; Director of Galey & Lord, an apparel
   manufacturer, Liz Claiborne, a specialty retailer,
   R.G. Barry Corp., a footwear manufacturer and
   Signet Group plc, a specialty retailer.
 Allan J. Bloostein, age 69
  President of Allan J. Bloostein Associates, a
   consulting firm; Retired Vice Chairman and Director
   of The May Department Stores Company; Director of
   CVS Corporation, a drugstore chain, and Taubman
   Centers Inc., a real estate development company.
 Jane F. Dasher, age 49
  Investment Officer, Korsant Partners, 283 Greenwich
   Avenue, Greenwich, Connecticut 06830; Prior to 1997
   Independent Financial Consultant from 1975 to 1987
   held various positions with Philips Morris
   Companies, Inc. including Director of Financial
   Services, Treasurers Department.
 Donald R. Foley, age 76
  Retired; Former Vice President of Edwin Bird Wilson,
   Inc., an advertising agency.
 Richard E. Hanson, Jr., age 57
  Head of School, New Atlanta Jewish Community High
   School, since September 1996; formerly Headmaster,
   The Peck School, Morristown, New Jersey; prior to
   July 1, 1994, Headmaster, Lawrence Country Day
   School--Woodmere Academy, Woodmere, New York.

Name, Age, Principal Occupation and Other
Directorships During the Past Five Years
-----------------------------------------
Paul Hardin, age 67
 Professor of Law at University of North Carolina at
  Chapel Hill; a Director of The Summit
  Bancorporation; Former Chancellor of the University
  of North Carolina at Chapel Hill.
*Heath B. McLendon, age 65
 Managing Director of Salomon Smith Barney; President
  and Director of SSBC Fund Management Inc. and
  Travelers Investment Adviser, Inc.
Roderick C. Rasmussen, age 72
 Investment Counselor; Former Vice President of
  Dresdner and Company Inc., investment counselors
John P. Toolan, age 68
 Retired; Former Director and Chairman of Smith
  Barney Trust Company, Director of Smith Barney
  Holdings Inc., and various subsidiaries; Senior
  Executive Vice President, Director and Member of
  the Executive Committee of Smith Barney; Director
  of John Hancock Funds.

                              BOARD MEMBER SINCE

                                                                Smith Barney Smith Barney Smith Barney
                                      Smith Barney               Municipal    Small Cap     Variable
                         Smith Barney Money Funds, Smith Barney Money Market Blend Fund,    Account
                         Funds, Inc.      Inc.      Muni Funds   Fund, Inc.      Inc.        Funds
                         ------------ ------------ ------------ ------------ ------------ ------------
Donald R. Foley.........     1987         1974         1985         1975         1989         1987
Paul Hardin.............     1994         1994         1994         1994         1994         1994
Roderick Rasmussen......     1981         1982         1985         1982         1989         1987
John P. Toolan..........     1992         1982         1985         1982         1989         1987
Heath B. McLendon.......     1995         1995         1995         1995         1995         1995

                                                       Smith Barney
                                                          Equity    Smith Barney
                                                          Funds     Income Funds
                                                       ------------ ------------
Lee Abraham...........................................     1993         1993
Allen J. Bloostein....................................     1986         1985
Richard E. Hanson.....................................     1986         1985
Heath B. McLendon.....................................     1986         1985

                                 REQUIRED VOTE

  Election of each nominee as a Board Member must be approved by a Majority Vote for the Variable Account Funds, and by a Plurality Vote for all other Funds.

  THE BOARD OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

                            ADDITIONAL INFORMATION

  The name and address of each Fund's investment adviser(s) and principal underwriter are set forth in Exhibit C hereto.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

  The Funds do not hold regular shareholders meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this joint proxy statement. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

  Shareholders holding at least 10% (25% in the case of some Funds) of each Fund's outstanding voting securities (as defined in the Investment Company Act of 1940) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% (25% in the case of some Funds) of the shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.

                   OTHER MATTERS TO COME BEFORE THE MEETING

  The Funds do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

February 26, 1999

A FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO A FUND BY CALLING (800) 451-2010 OR BY WRITING TO A FUND, 388 GREENWICH STREET, NEW YORK, NEW YORK 10013.

                            ----------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                      EXHIBIT A

                          Board Member Compensation,
                         Board and Committee Meetings,
                            Board Members/Nominees

Amounts Paid During Calendar
Year Ended December 31, 1998
From Fund to Board Member
                                                         Roderick
            Fund              Donald Foley* Paul Hardin Rasmussen  John Toolan*
            ----              ------------- ----------- ---------- ------------
Smith Barney Equity Funds...          N/A          N/A         N/A         N/A
Smith Barney Income Funds...          N/A          N/A         N/A         N/A
Smith Barney Funds, Inc.....   $  3116.86   $ 2,716.86  $  3116.86  $ 2,816.96
Smith Barney Money
  Funds, Inc................    33,332.76    32,932.84   33,332.84   33,032.84
Smith Barney Muni Funds.....     8,693.86     7,693.81    8,693.81    7,793.81
Smith Barney Municipal Money
  Market Fund, Inc..........     5,577.82     5,377.85    5,577.85    5,477.85
Smith Barney Small Cap Blend
  Fund Inc..................       847.10       647.09      847.09      747.09
Smith Barney Variable
  Account Funds.............     1,912.64     1,512.63    1,912.63    1,612.63
                               ----------   ----------  ----------  ----------
Total Compensation**........   $57,100.00   $53,700.00  $57,100.00  $54,700.00
                               ==========   ==========  ==========  ==========

-----------
 * Pursuant to the Funds' deferred compensation plan, the indicated Board Members have elected to defer the payment of the following amounts of their compensation from the following Funds:

                                                         Deferred from the Fund
                                                        ------------------------
                           Fund                         Donald Foley John Toolan
                           ----                         ------------ -----------
   Smith Barney Funds, Inc.............................  $   608.43  $ 2,816.96
   Smith Barney Money Funds, Inc.......................  $15,666.38  $33,032.84
   Smith Barney Muni Funds.............................  $ 1,796.93  $ 7,793.81
   Smith Barney Municipal Money Market Fund, Inc.......  $ 2,438.91  $ 5,477.85
   Smith Barney Small Cap Blend Fund Inc...............  $    73.55  $   747.09
   Smith Barney Variable Account Funds.................  $     6.32  $ 1,612.63

  Mr. Foley and Mr. Toolan deferred the following amounts of their total compensation from the Smith Barney Mutual Fund Complex: Donald Foley:
  $21,000, and John Toolan: $54,700.

** Reflects amounts paid to each Board Member for the calendar year ended 1998 and includes compensation from other open-end and/or closed-end investment companies within the Smith Barney Mutual Fund Complex that are not included in this Proxy.

                                                             Number of     Number of
                                               Number of       Audit      Nominating
                                                 Board       Committee     Committee
                                             Meetings Held Meetings Held Meetings Held
                                              during Year   During Year   During Year
                                                 Ended         Ended         Ended
   Allan                  Richard    Heath   December 31,  December 31,  December 31,
 Bloostein   Lee Abraham   Hanson   McLendon     1998          1998          1998
 ----------  ----------- ---------- -------- ------------- ------------- -------------
 $11,080.00  $11,040.00  $11,080.00     0           7             1             1
  36,770.00   36,710.00   36,870.00     0          12             2             1
        N/A         N/A         N/A     0           7             1             1
        N/A         N/A         N/A     0           7             1             1
        N/A         N/A         N/A     0           8             1             1
        N/A         N/A         N/A     0           7             1             1
        N/A         N/A         N/A     0           7             1             1
        N/A         N/A         N/A     0           7             1             1
 ----------  ----------  ----------   ---         ---           ---           ---
 $90,500.00  $47,750.00  $47,950.00     0         --            --            --
 ==========  ==========  ==========   ===         ===           ===           ===

                                                                       EXHIBIT B

                        Executive Officers of the Funds

 Name of Executive                      Principal Occupation And
 Officer (Age)                    Business Experience For Past 5 Years
 -----------------                ------------------------------------
 Joseph Benevento (30)   Vice President of Salomon Smith Barney.
 Sandip A. Bhagat (38)   President of Travelers Investment Management Company
                         ("TIMCO"); prior to 1995, Senior Portfolio Manager for
                         TIMCO.
 John C. Bianchi (43)    Managing Director of Salomon Smith Barney.
 Robert Brady (59)       Managing Director of Salomon Smith Barney.
 Ellen S. Cammer (44)    Managing Director of Salomon Smith Barney.
 Peter M. Coffey (54)    Managing Director of Salomon Smith Barney.
 James Conroy (47)       Managing Director of Salomon Smith Barney.
 Lewis E. Daidone (41)   Managing Director of Salomon Smith Barney; Director
                         and Senior Vice President of SSBC Fund Management Inc.
                         ("SSBC") and Travelers Investment Adviser, Inc.
                         ("TIA"); Senior Vice President and Treasurer of Smith
                         Barney Mutual Funds.
 Joseph P. Deane (51)    Managing Director of Salomon Smith Barney.
 R. Jay Gerken (47)      Managing Director of Salomon Smith Barney.
 Charles P. Graves (36)  Managing Director of Salomon Smith Barney.
 Martin R. Hanley (33)   Vice President of Salomon Smith Barney.
 Simon Hildreth (44)     Managing Director of Salomon Smith Barney; prior to
                         1994, Director of Mercury Asset Management.
 Neil Mack (35)          Director of Salomon Smith Barney.
 Heath B. McLendon (65)  Managing Director of Salomon Smith Barney; Director of
                         59 investment companies associated with Salomon Smith
                         Barney; President and Director of SSBC and TIA.
 Robert E. Swab (43)     Director of Salomon Smith Barney.
 Christina T. Sydor      Managing Director of Salomon Smith Barney; General
  (48)                   Counsel and Secretary of SSBC and TIA and Secretary of
                         Smith Barney Mutual Funds.
 Phyllis M. Zahorodny    Managing Director of Salomon Smith Barney.
  (41)

                                                                       EXHIBIT C

  NAMES AND ADDRESSES OF INVESTMENT ADVISERS, DISTRIBUTORS, ADMINISTRATORS AND
                                    OFFICERS

Unless otherwise indicated in this Exhibit C, the following information applies to all Funds:

INVESTMENT ADVISER AND      EXECUTIVE OFFICERS*:
ADMINISTRATOR:
                            Heath B. McLendon, Chairman of the Board,
SSBC Fund Management        President and Chief Executive Officer
Inc. 388 Greenwich
Street New York, NY         Lewis E. Daidone, Senior Vice President and
10013                       Treasurer

DISTRIBUTOR:                Christina T. Sydor, Secretary

                            Irving P. David and/or Paul Brook, Controller
CFBDS, Inc. 21 Milk
Street, 5th Floor
Boston, MA 02109-5408





                            Investment Advisers,
       Fund           Distributors and Administrators           Executive Officers*
       ----           -------------------------------           -------------------
Smith Barney Equity                                     Robert J. Brady, CFA, Vice President
Funds                                                   and Investment Officer
                                                        Ellen S. Cammer, Investment Officer,
                                                        R. Jay Gerken, Vice President and
                                                        Investment Officer

Smith Barney Income  Investment Sub-Advisors for        John C. Bianchi, Vice President and
Funds                certain Series: Diversified        Investment Officer
                     Strategic Income Fund:             James Conroy, Vice President and
                     Global Capital Management,         Investment Officer
                     10 Piccadilly, London WIV 9LA,     Peter Coffey, Vice President and
                     United Kingdom                     Investment Officer
                     Premium Total Return Fund:         Joseph Deane, Vice President and
                     Boston Partners                    Investment officer
                     100 Drakes Landing Road            Charles P. Graves, Vice President
                     Greenbrae, CA 94904                and
                                                        Investment Officer
                                                        Martin Hanley, Investment Officer

                                 Investment Advisers,
          Fund             Distributors and Administrators           Executive Officers*
          ----             -------------------------------           -------------------
                                                             Neil Mack, Investment Officer
                                                             Simon Hildreth, Investment Officer
                                                             Harry Rosenbluth, Investment Officer
                                                             Robert E. Swab, Vice President and
                                                             Investment Officer
                                                             Phyllis M. Zahorodny, Vice President
                                                             and Investment Officer
Smith Barney Municipal                                       Joseph Deane, Vice President and
Money Market Fund, Inc.                                      Investment Officer
                                                             Joseph Benevento, Vice President and
                                                             Investment Officer
Smith Barney Small Cap    Travelers Investment Management    Sandip A. Bhagat, Vice President and
Blend Fund, Inc.          Company                            Investment Officer
                          One Tower Square Hartford, CT
                          06183-2030
Smith Barney Funds, Inc.                                     Ellen Sonsino, Vice President and
                                                             Investment Officer
                                                             James Conroy, Vice President and
                                                             Investment Officer
Smith Barney Money                                           Phyllis M. Zahorodny, Vice President
Funds, Inc.                                                  and Investment Officer
                                                             Martin R. Hanley, Vice President and
                                                             Investment Officer
Smith Barney Muni Funds                                      Peter M. Coffey, Vice President and
                                                             Investment Officer
                                                             Joseph Deane, Vice President and
                                                             Investment Officer
                                                             Joseph Benevento, Vice President and
                                                             Investment Officer
Smith Barney Variable                                        Ellen Sonsino, Vice President and
Account Funds                                                Investment Officer
                                                             James Conroy, Vice President and
                                                             Investment Officer

------
 * Please refer to Exhibit B for a description of each officer's background.

                                                                         ANNEX I

                                  Name and             Amount of      Percent
                                 Address of            Beneficial     of Fund
           Fund               Beneficial Owner         Ownership    (or Series*)
           ----               ----------------         ----------   ------------
 Smith Barney Equity Funds
  Smith Barney Large Cap  Smith Barney                5,041,006,415    17.15%
  Blend Fund--Class Y     Concert Allocation
                          Series Inc.
                          Growth Portfolio PNC
                          Bank, N.A.
                          Attn: Beverly Timson
                          200 Stevens Drive Suite
                          44D
                          Lester, PA 19113-1552

  Smith Barney Large Cap  Smith Barney                1,950,174,154     6.63%
  Blend Fund--Class Y     Concert Allocation
                          Series Inc.
                          High Growth Portfolio
                          PNC Bank, N.A.
                          Attn: Beverly Timson
                          200 Stevens Drive Suite
                          440
                          Lester, PA 19113-1522
  Smith Barney Large Cap  Smith Barney                1,576,510,564     5.36%
  Blend Fund--Class Y     Concert Allocation
                          Series Inc.
                          Balanced Portfolio PNC
                          Bank, N.A.
                          Attn: Beverly Timson
                          200 Stevens Drive Suite
                          440
                          Lester, PA 19113-1522
 Smith Barney Funds, Inc.
  Large Cap Value
   Fund--Class Y          Smith Barney                4,503,130,643     6.29%
                          Concert Allocation
                          Series Inc.
                          Growth Portfolio PNC
                          Bank, N.A.
                          Attn: Beverly Timson
                          200 Stevens Drive Suite
                          440
                          Lester, PA 19113-1522
  Large Cap Value         State Street Bank &
   Fund--Class Z          Trust Cust                 10,248,676,090    14.32%
                          The Travelers Group 401k
                          Savings Plan
                          Attn: Rick Vest
                          225 Franklin Street
                          Boston, MA 02101
  Short-Term High Grade   Samuel Earl Upchurch,
   Bond Fund--Class A     Jr.                         1,652,433,250     5.86%
                          Regions Financial Group
                          P.O. Box 10247
                          Birmingham, AL 35202-
                          0247
  Short-Term High Grade
   Bond Fund--Class Y     Smith Barney                5,928,003,703    21.02%
                          Concert Allocation
                          Series Inc.
                          Balanced Portfolio PNC
                          Bank, N.A.
                          Attn: Beverly Timson
                          200 Stevens Drive Suite
                          440
                          Lester, PA 19113-1522

                                                                         ANNEX I

                                   Name and             Amount of     Percent
                                  Address of           Beneficial     of Fund
           Fund                Beneficial Owner         Ownership   (or Series*)
           ----                ----------------        ----------   ------------
  Short-Term High Grade
   Bond Fund--Class Y      Smith Barney               1,710,365,549     6.07%
                           Concert Allocation
                           Series Inc.
                           Income Portfolio PNC
                           Bank, N.A.
                           Attn: Beverly Timson
                           200 Stevens Drive Suite
                           440
                           Lester, PA 19113-1522
  Short-Term High Grade
   Bond Fund--Class Y      Smith Barney               1,525,710,921     5.41%
                           Concert Allocation
                           Series Inc.
                           Conservative Portfolio
                           PNC Bank, N.A.
                           Attn: Beverly Timson
                           200 Stevens Drive Suite
                           440
                           Lester, PA 19113-1522
  Short-Term High Grade
   Bond Fund--Class Y      Smith Barney               1,423,560,428     5.05%
                           Concert Allocation
                           Series Inc.
                           Select Balanced
                           Portfolio PNC
                           Bank, N.A.
                           Attn: Beverly Timson
                           200 Stevens Drive Suite
                           440
                           Lester, PA 19113-1522
 Smith Barney Income Funds
  Smith Barney Convertible Smith Barney               3,452,941,735    35.37%
  Fund--Class Y            Concert Allocation
                           Series Inc.
                           Balanced Portfolio PNC
                           Bank, N.A.
                           Attn: Beverly Timson
                           200 Stevens Drive Suite
                           440
                           Lester, PA 19113-1522
  Smith Barney Convertible Smith Barney                 905,635,710     9.28%
  Fund--Class Y            Concert Allocation
                           Series Inc.
                           Conservative Portfolio
                           PNC Bank, N.A.
                           Attn: Beverly Timson
                           200 Stevens Drive Suite
                           440
                           Lester, PA 19113-1522
  Smith Barney Convertible Smith Barney                 831,050,972     8.51%
  Fund--Class Y            Concert Allocation
                           Series Inc.
                           Select Balanced
                           Portfolio PNC Bank, N.A.
                           Attn: Beverly Timson
                           200 Stevens Drive Suite
                           440
                           Lester, PA 19113-1522
 Smith Barney Muni Funds
  Limited Term
   Portfolio--Class Y      Robert E. Kelly and        3,782,991,202     6.77%
                           Maria N. Kelly Ten in
                           Com
                           6918 75th Street SW
                           Tacoma, WA 98498-6332

                                                                        ANNEX I

                                        Name and            Amount of      Percent
                                       Address of           Beneficial     of Fund
              Fund                  Beneficial Owner        Ownership    (or Series*)
              ----                  ----------------        ----------   ------------
  Pennsylvania
   Portfolio--Class A           Vernon F. Alibert and        268,004,367     6.27%
                                Dolores V. Alibert
                                JTWROS
                                1420 Conchester Hwy
                                Boothwyn, PA 19061-2103
 Smith Barney Small Cap
  Blend Fund, Inc.--Class Y     Smith Barney              10,571,039.129    50.27%
                                Concert Allocation
                                Series Inc.
                                High Growth Portfolio
                                PNC Bank, N.A.
                                Attn: Beverly Timson
                                200 Stevens Drive Suite
                                440
                                Lester, PA 19113-1522
 Smith Barney Small Cap
  Blend Fund, Inc.--Class Y     Smith Barney               3,326,014.923    15.82%
                                Concert Allocation
                                Series Inc.
                                Growth Portfolio PNC
                                Bank, N.A.
                                Attn: Beverly Timson
                                200 Stevens Drive Suite
                                440
                                Lester, PA 19113-1522
 Smith Barney Small Cap
  Blend Fund, Inc.--Class Y     Smith Barney               1,098,127.251     5.22%
                                Concert Allocation
                                Series Inc.
                                Select High Growth
                                Portfolio PNC
                                Bank, N.A.
                                Attn: Beverly Timson
                                200 Stevens Drive Suite
                                440
                                Lester, PA 19113-1522
  Smith Barney Variable Account
   Funds
  Income and Growth Portfolio   Nationwide Life             981,122.973   100.00%
                                Insurance Company
                                PO Box 182029
                                Columbus OH 43218-2029
  Reserve Account Portfolio     Nationwide Life                7,663.854   100.00%
                                Insurance Company
                                PO Box 182029
                                Columbus OH 43218-2029
  U.S. Government/High Quality
   Securities Portfolio         Nationwide Life               93,376.096   100.00%
                                Insurance Company
                                PO Box 182029
                                Columbus OH 43218-2029

  *Some Funds are composed of one or more separate series, each of which is referred to herein as a "Series". This table provides information concerning beneficial owners of at least 5% of a Fund's total outstanding shares of all Series, or of any Series. The percentage shown in this column reflects the percentage ownership by Series owned, if applicable.

FORM OF PROXY CARD

SERIES NAME AND FUND NAME PRINTS HERE	PROXY SOLICITED BY
MEETING DATE: AND TIMES PRINTS HERE 	THE BOARD OF DIRECTORS


The undersigned holder of shares of the Fund referenced above hereby appoints Heath B. McLendon, Christina Sydor, Gordon Swartz and Marc Schuman, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388 Greenwich Street, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

		Date: _______________________________ 1999
			PLEASE SIGN IN BOX BELOW


		Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as Attorney, executor, administrator trustee, guardian or corporate officer, please give your full title:

		______________________________________
		Signature(s) Titles(s), if applicable

NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSES
SIDE
Please vote by filling in the appropriate box below

1.  To elect Directors of Trustees of the Fund.
							FOR ALL	FOR ALL	WITHHOLD
									EXCEPT	ALL
									AS MARKED
									BELOW
							/  /		/  /		 /  /

     (1) Lee Abraham, (2) Allan J. Bloostein, (3) Jane F. Dasher,
     (4) Donald R. Foley,  (5) Richard E. Hanson, Jr., (6) Paul
      Hardin, (7) Heath B. McLendon,  (8) Roderick C. Rasmussen and
     (9) John P. Toolan

     To withhold authority to vote for any individual nominee, print that nominee's Name on the line below.

-----------------------------------------------------------------

2. To transact such other business as may properly come before the meeting or any adjournment thereof.


U:\legal\boards\sbf\1999\misc\proxycard